UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                             Chapter 11

SIGNAL APPAREL COMPANY, INC.            Case No. 00-B-14462 (REG)
SOCCER HOLDINGS, INC                    Case No. 00-B-14463 (REG)

                                        Jointly Administered
                  Debtors

OPERATING STATEMENT FOR THE
PERIOD FROM JANUARY 1, 2001 TO JANUARY 31, 2001


DEBTOR'S ADDRESS:
         34 ENGLEHARD DRIVE
         AVENEL, NJ 07001

                                              DISBURSEMENTS FOR 1/1-1/31/01:
                                                       $492,016

DEBTOR'S ATTORNEY:
         ANGEL & FRANKEL, PC
         460 Park Avenue
         New York, NY 10022

                                              OPERATING LOSS FOR 1/1 - 1/31/01:
                                                       $1,605,412

REPORT PREPARER:
         Gerald R. Mohamed Jr.

         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                           /s/ Robert Powell
DATE:    April 25, 2001                    -----------------------------------
                                           Robert Powell, VP & General Counsel

Signal Apparel Company, Inc. ("Signal") is engaged in the sales and marketing, of apparel within the following product lines; screenprinted and embroidered knit and woven activewear for men and boys, and screenprinted and embroided ladies' and girls' activewear, bodywear and swimwear. Signal outsources all of its manufacturing and embellishment processes to third parties domestic and abroad. Soccer Holdings, Inc. ("Holdings") is its wholly owned subsidiary. On September 22, 2000, Signal and Holdings, each filed petition for relief under Chapter 11 of the federal bankruptcy laws. The following financial statements (balance sheet, statement of operations and cash flows) are presented as of January 31, 2001. These statements do not reflect any interest on any pre-petition debt.


                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                January 31, 2001
                                     (000's)


                                     ASSETS

     Cash                                                                25
     Net Accounts Receivable                                            323
     Notes Receivable                                                    74
     Net Inventories                                                  3,063
     Prepaid Assets                                                     281
                                                                     ------
                    Total Current Assets                              3,766

     Net Fixed Assets                                                   410
     Net Goodwill                                                    24,218
     Other Assets                                                       774
                                                                     ------

                                                                     29,167
     Total Assets                                                    ======

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                January 31, 2001
                                     (000's)

     LIABILITIES & SHAREHOLDERS EQUITY
     Liabilities Not Subject to Compromise:
     Accounts Payable                                                  (74)
     GMAC CC Debt (Post-Petition) (a)                               (1,271)
                                                                  --------
                    Sub-Total                                       (1,345)
     Liabilities Subject to Compromise:
     Current Liabilities:
     Accounts payable & Accrued Liabilities                        (15,664)
     GMAC CC Debt (Pre-Petition) (a) (b)                           (44,358)
     Other Liabilities                                            (102,025)
                                                                  --------
                    Sub-Total                                     (162,047)

              Total Current Liabilities                           (163,393)
     Shareholders' Deficit:
     Preferred Stock                                               (54,287)
     Common Stock                                                     (535)
     Additional Paid in Capital                                   (191,263)
     Retained Deficit                                              379,194
                                                                  --------
                                                                   133,109

     Less:  Treasury Shares                                          1,117
                                                                  --------

     Total Shareholders Deficit                                    134,225
                                                                  --------

     Total Liabilities & Shareholders Deficit                      (29,167)
                                                                  ========


(a) Amounts owing to GMAC CC do not reflect items not charged to the loan balance at this time (e.g. open Letters of Credit). These amounts will be shown when charged.

(b) The December balance sheet did not continue the elimination of interest charges on pre-petition debt for prior periods ($961k - Oct & Nov). This has been corrected in this report and the running balance will be foot noted in future reports. The interest on pre-petition debt as of January 31, 2001 was $1,877k.

                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                        Post-Petition Operating Statement
                                January 31, 2001


                                                                                     Total
                                                                                  ----------
     Gross Sales                                                                     598,360
     Sales Returns & Allowances                                                     (481,074)
                                                                                  ----------

     Net Sales                                                                       117,286
     Cost of Sales                                                                  (189,000)
                                                                                  ----------
     Gross Profit before Royalties                                                   (71,714)

     Royalty Expense                                                                  (7,708)
                                                                                  ----------
     Gross Margin                                                                    (79,422)

     S, G & A                                                                       (259,819)
                                                                                  ----------

     EBITDA                                                                         (339,241)

     Depreciation & Amortization                                                    (167,436)
     Interest (Expense)/Income-Post                                                   (6,627)
     Gain/(Loss) on sale of Fixed Assets/Amort. Leashold Improvements             (1,092,108)
     Misc Income                                                                        --
                                                                                  ----------

     Profit/(loss) Before Dividend                                                (1,605,412)

     Preferred Dividend                                                                 --
                                                                                  ----------
     Net Profit/(Loss)                                                            (1,605,412)

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                        For the period 1/01/01 to 1/31/01


                  CONSOLIDATED STATEMENT OF FEDERAL, STATE AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                     Amount
                                                                     ------
     Gross wages and salaries paid or incurred                       97,832

     Payroll taxes withheld                                          27,605

     Employer payroll tax contributions                              10,957




Payments of payroll taxes withheld and employer tax contributions:

          Payee                                    Date                Amount
------------------------------------------------------------------------------
     Federal Reserve Bank                   Jan 3,10,17,24,31        30,884.40
     Federal Unemployment Tax                                           614.71

     State Taxes:
          NJ                                Jan 3,10,17,24,31         2,382.65
          NY                                Jan 3,10,17,24,31           760.55

     Local Taxes:
          NYC                               Jan 3,10,17,24,31           296.45

     SUI/SDI:
          NJ                                Jan 3,10,17,24,31         2,273.22
          NY                                Jan 3,10,17,24,31           333.07
          TN                                Jan 3,10,17,24,31         1,017.31
                                                                     ---------

                                                                     38,562.36

                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        For the period 1/1/01 to 1/31/01


     Operating Activities:

        Net Loss                                                    (1,605,412)
     Adjustments to reconcile net loss to
          net cash used in operating activities:
            Depreciation and amortization                              167,436
            Non-cash impact-sale of fixed assets/amort. Leasehold    1,092,108
              improvements
     Changes in operating assets and liabilities:
            Receivables                                                199,041
            Inventories                                                189,000
            Prepaid expenses and other current
              assets                                                    21,751
            Other assets                                                39,560
            Accounts payable and accrued
              liabilities                                              (12,097)
                                                                    ----------
                Net cash used in operating
                   activities                                           91,387

     Investing activities:
            Purchases of property, plant and equipment                    --
            Proceeds from sale of property, plant and
              equipment                                                153,000
                                                                    ----------
                Net Cash provided by investing activities              153,000
                                                                    ----------

     Financing activities:
            Net (decrease) increase in revolving advance
              account and term loan borrowings                        (246,586)
            Net (decrease) increase in other loan term borrowings         --
            Principal payments on other long term borrowings              --

                                                                    ----------
                Net cash provided by financing activities             (246,586)
                                                                    ----------

     Net (decrease) increase in cash and cash equivalents               (2,199)
     Cash and cash equivalents, at the beginning of the period          27,670
                                                                    ----------
     Cash and cash equivalents, at the end of the period                25,471
                                                                    ==========